Trade Payables and Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2018
Text block1 [abstract]
Summary of Trade Payables and Other Liabilities
Trade payables and other liabilities	€ million 2018	€ million 2017
Current: due within one year
Trade payables(a)	9,121	8,217
Accruals	3,724	3,666
Social security and sundry taxes	498	539
Deferred consideration	14	26
Others	1,100	978

	14,457	13,426

Non-current: due after more than one year
Accruals	121	146
Deferred consideration	173	485
Others	52	69

	346	700

Total trade	14,803	14,126

(a)

2018 includes €311 million due to KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa). Unilever will provide certain services for up to two years from completion of the disposal and pays KKR for amounts collected on its behalf. See also trade receivables on page 103.